UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22562

Babson Capital Global Short Duration High Yield Fund

(Exact name of registrant as specified in charter)

550 South Tryon Street

Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Janice M. Bishop

Secretary and Chief Legal Officer

c/o Babson Capital Management LLC

Independence Wharf

470 Atlantic Avenue

Boston, MA 02210

(Name and address of agent for service)

(704) 805-7200

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period: June 30, 2016

Item 1. Reports to Stockholders.

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

Semi-Annual Report

June 30, 2016

Babson Capital Global Short Duration High Yield Fund

c / o Babson Capital Management LLC

550 South Tryon St.

Charlotte, NC 28202

704.805.7200

http://www.BabsonCapital.com/bgh

ADVISER

Babson Capital Management LLC

550 South Tryon St.

Suite 3300

Charlotte, NC 28202

SUB-ADVISOR

Babson Capital Global Advisors Limited

61 Aldwych

London, UK

WC2B 4AE

COUNSEL TO THE FUND

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

CUSTODIAN

US Bank

MK-WI-S302

1555 N. River Center Drive

Milwaukee, WI 53212

TRANSFER AGENT & REGISTRAR

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

FUND ADMINISTRATION/ACCOUNTING

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Babson Capital Global Short Duration High Yield Fund (the “Fund”) have delegated proxy voting responsibilities relating to the voting of securities held by the Fund to Babson Capital Management LLC (“Babson Capital”). A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Fund’s website at http://www.BabsonCapital.com/bgh; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (1) on the SEC’s website at http://www.sec.gov; and (2) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Fund’s website at http://www.BabsonCapital.com/bgh or upon request by calling, toll-free, 1-866-399-1516.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

OFFICERS OF THE FUND

Russell Morrison

President

Carlene Pollock

Chief Financial Officer

Andrew Lennon

Treasurer

Michael Freno

Vice President

Sean Feeley

Vice President

Scott Roth

Vice President

Melissa LaGrant

Chief Compliance Officer

Janice Bishop

Secretary/Chief Legal Officer

Michele Manha

Assistant Secretary

Babson Capital Global Short Duration High Yield Fund is a closed-end investment company, first offered to the public in 2012, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Babson Capital Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company with its own investment objective. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “BGH”.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser (as defined herein) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund will seek to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund will seek to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

Dear Fellow Shareholders,

It is our pleasure to provide you with the 2016 Semi-Annual Report for the Babson Capital Global Short Duration High Yield Fund (the “Fund”) to recap portfolio performance and positioning during an interesting market environment over the past six months. We would like to remind shareholders that we continue to believe our Global High Yield Investments Group is one of the largest teams primarily focused on North American and Western European credits and that the Fund offers investors a compelling portfolio of global high yield assets. Utilizing the Group’s expertise, deep resources, and time-tested process, we continue to believe we can provide investors an attractive level of current income even during periods of uncertainty and market volatility.

The global nature of the portfolio, primarily focusing on North American and Western European credits, may provide investors with additional benefits compared to a U.S.-only portfolio, such as additional diversification, higher credit quality, increased yield, and lower duration. More importantly, the global strategy provides flexibility to dynamically shift the geographical weighting in order to capture our best risk-adjusted investment opportunities. This strategy also pays close attention to limiting the duration of the Fund while maintaining what we consider a reasonable amount of leverage.

Market Review

The first quarter of 2016 was marked with high levels of volatility that troughed in the middle of February and ended with a sharp recovery in lower rated credits and commodity prices, fueling price appreciation across all ratings categories and industry sectors. For the quarter, the Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index returned 3.32%. Of the first quarter’s tailwinds, the rally in commodity prices was by far the most significant. After an elongated decline throughout 2015, stability in the space brought a much needed catalyst for commodity exposed issuers to retrace some of the heavy losses suffered during the downturn with energy, chemicals, and metals & mining outperforming the broader Index towards the end of the quarter.

Following the strength of the first quarter, the global high yield market finished in positive territory during the second quarter, concluding the strongest quarterly performance for the global high yield market since 2012. The Index returned 5.93% for the second quarter, bringing year-to-date performance to 8.89%. On the economic front, the most significant headline of the second quarter was the United Kingdom’s historic decision to leave the European Union, bringing renewed uncertainty and heightened volatility to global markets at the conclusion of an otherwise strong quarter. While the surprise vote on June 23rd caused volatility in risk assets in the trading days immediately following the decision to leave, markets remained orderly and recovered well after dipping slightly through the first half of the week following the vote.

Although fears of an immediate market panic quickly subsided, almost all details remain unknown regarding the terms and process of the United Kingdom’s departure from the European Union, which is expected to take years to complete. Assumptions are that global central banks will remain accommodative in the near term with the likelihood of a rate hike in the United States being pushed even further into the future. In the U.S., economic backlash from the Brexit vote is less likely than in the rest of Europe and attention has now turned to the upcoming jobs report, which follows a disappointing report in May. Barring the events in Britain, U.S. economic data released over the quarter points to a fairly healthy, albeit tepid, domestic economy with home sales and consumer spending robust.

Year-to-date, U.S. dollar denominated high yield new issue supply totaled $155.3 billion, down 19% from the same period last year on the back of lower acquisition activity. Year-to-date volume in non-U.S. dollar denominated bonds totals the dollar equivalent of $31.6 billion, compared with $50.3 billion over the same period last year. Default activity decreased towards the end of the first half of the year, but remains elevated relative to historical averages primarily due to continued strain in the Energy and Metals & Mining sectors. The par-weighted U.S. high yield default rate is 3.56% at the end of June, which is up from 1.88% one year ago. Notably, excluding the Energy and Metals & Mining sectors, the default rate is a mere 0.53%.

Babson Capital Global Short Duration High Yield Fund Overview and Performance

The Fund ended June with a portfolio of 137 issuers, which is a minor increase from the beginning of the year of 126 issuers. A majority of the issuers continue to be domiciled in the U.S. (64.7%) with the U.K. (12.9%) and France (4.2%) representing the next largest country exposures – see Country Composition chart on page 5. From a geographic standpoint, exposure to U.S. domiciled companies increased since the beginning of the year. High yield bond spreads in

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

the Western European market remain compressed compared to the U.S. market as the commodity related sectors in the U.S. experienced headwinds causing significant spread widening to occur. The Western European market, with less exposure to commodity sensitive assets, however, did not experience spread widening to the same degree. Therefore, we selectively allocated across the U.S. market to take advantage of attractive opportunities that offered an appropriate amount of yield to the portfolio without significantly altering the risk profile. The Western European market continues to offer global diversification, reduced duration, and potentially attractive yield opportunities while also providing a buffer against market volatility with limited exposure to commodity related sectors.

As of June 30, 2016, the Fund remained well positioned across the credit quality spectrum: 8.4% BB-rated and above, 72.6% B-rated, and 13.6% CCC-rated and below, with over 50% of the portfolio consisting of senior secured obligations. A small portion of the assets are not rated at 1.3% and cash and accrued income standing at 4.1% of the portfolio.1 Within the CCC-rated and below category, the majority of these assets are senior secured loans or short duration, yield-to-call high yield bond paper. Based on our experience in the current market environment, we believe these senior secured loan assets offer the potential for compelling risk-adjusted returns and may provide the portfolio with added protection against principal loss in the event of an issuer’s bankruptcy.

The Fund paid monthly dividend payments totaling $0.9285 per share over the first of half of 2016 comprised of net investment income. The Fund’s share price and net asset value (“NAV”) ended the reporting period at $17.86 and $19.39, respectively, or at a 7.89% discount to NAV. Based on the Fund’s share price and NAV on June 30, 2016, the Fund’s market price and NAV distribution rates, on an annualized basis were 10.31% and 9.49%, respectively. Assets acquired through leverage, which represented 24.82% of the Fund’s total assets as of June 30, 2016, were accretive to net investment income and benefited shareholders.

On a year-to-date basis, the NAV total return was +10.95%, outperforming the global high yield bond market as measured by the Bank of America / Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index (HNDC), which returned +8.89%. From a market value perspective, the total return through the year-to-date period was +14.47%.2 As a reminder, following the January 28th, 2016 Board of Trustee’s meeting, the Fund changed the Index from the Bank of America / Merrill Lynch Global Non-Financial High Yield Constrained Index to the Bank of America / Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index. The previous index returned +9.35% over the same year-to-date time period.

In Conclusion

The global high yield markets held up relatively well following the Brexit referendum. While we expect to see some headline-driven weakness in high yield markets in the near term – particularly in sterling denominated credits – it will take time for the economic implications of the vote to become clear. That said, outside of commodity related sectors, credit fundamentals for high yield borrowers across geographies remain largely intact. Further, we believe the European high yield markets will benefit from the expansion of the European Central Bank’s purchasing program to include corporate credit. Negative pressure in the near-term will most likely stem from broader market sentiment rather than the fundamentals of individual credits. Additionally, the macro-driven volatility tied to Brexit may result in some spread widening, which could present opportunities in quality credits that have been trading at tighter levels following the recent strong performance.

At Babson, we take a long-term view of investing through market and economic cycles and adhere to a disciplined, repeatable investment process that is deeply rooted in fundamental bottom-up analysis. In times of market volatility, we

[1]	Ratings are based on Moody’s and S&P. If securities are rated differently by the rating agencies, the higher rating is applied and all ratings are converted to the equivalent Moody’s major rating category for purposes of the category shown. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Ratings of Baa3 or higher by Moody’s and BBB- or higher by S&P are considered to be investment grade quality.

[2]	Past performance is not necessarily indicative of future results. Current performance may be lower or higher. All performance is net of fees, which is inclusive of advisory fees, administrator fees and interest expenses.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

focus on our disciplined approached and emphasize our fundamental bottom-up research with the goal of preserving investor capital while seeking to capture such attractive capital appreciation opportunities as may exist. We continue to believe in and manage to this philosophy and believe the Fund will continue to offer an attractive dividend yield through the remainder of 2016.

We value your continued partnership and support, and look forward to helping you achieve your investment objectives.

Sincerely,

Russ Morrison

President

Babson Capital Global Short Duration High Yield Fund

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

COUNTRY COMPOSITION (% OF ASSETS*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2016.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

FINANCIAL REPORT

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

JUNE 30, 2016

Assets
Investments, at fair value (cost $560,642,688)	$501,912,997
Cash	8,051,704
Foreign currency, at fair value (cost $603,093)	601,500
Interest receivable	10,142,202
Unrealized appreciation on forward foreign exchange contracts	8,197,555
Prepaid expenses and other assets	11,244

Total assets	528,917,202

Liabilities
Note payable	130,800,000
Dividend payable	3,076,874
Payable for investments purchased	5,206,436
Payable to adviser	340,324
Unrealized depreciation on forward foreign exchange contracts	180,500
Accrued expenses and other liabilities	429,948

Total liabilities	140,034,082

Total net assets	$388,883,120

Net Assets:
Common stock, $0.00001 par value	$201
Additional paid-in capital	477,884,220
Dividends in excess of net investment income	(1,878,903)
Accumulated net realized loss	(36,295,348)
Net unrealized depreciation	(50,827,050)

Total net assets	$388,883,120

Common shares issued and outstanding (unlimited shares authorized)	20,057,849

Net asset value per share	$19.39

See accompanying Notes to Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

STATEMENT OF OPERATIONS

(Unaudited)

PERIOD FROM JANUARY 1, 2016 THROUGH JUNE 30, 2016

Investment Income
Interest income	$23,301,929
Other income	77,560

Total investment income	23,379,489

Operating Expenses
Advisory fees	2,466,531
Interest expense	897,887
Administrator fees	242,244
Professional fees	82,931
Directors’ fees	70,790
Printing and mailing expense	45,692
Other operating expenses	39,859

Total operating expenses	3,845,934

Less fees waived by Adviser	(489,118)

Net Expenses	3,356,816

Net investment income	20,022,673

Realized and Unrealized Gains (Losses) on Investments
Net realized loss on investments	(26,736,258)
Net realized gain on forward foreign exchange contracts	633,846
Net realized loss on foreign currency and translation	(144,242)

Net realized loss on investments	(26,246,654)

Net unrealized appreciation of investments	36,895,694
Net unrealized appreciation of forward foreign exchange contracts	6,452,157
Net unrealized depreciation of foreign currency and translation	(35,338)

Net unrealized appreciation on investments	43,312,513

Net realized and unrealized gains on investments	17,065,859

Net increase in net assets resulting from operations	$37,088,532

See accompanying Notes to Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

STATEMENT OF CASH FLOWS

(Unaudited)

PERIOD FROM JANUARY 1, 2016 THROUGH JUNE 30, 2016

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$37,088,532
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(113,448,411)
Proceeds from sales of long-term investments	97,331,861
Purchases of foreign currency, net	1,287,738
Forward currency exchange contracts, net	(6,452,157)
Net unrealized appreciation	(36,909,298)
Net realized loss	26,736,258
Amortization and accretion	(499,772)
Changes in operating assets and liabilities:
Increase in interest receivable	(17,779)
Increase in prepaid expenses and other assets	(2,260)
Decrease in payable for investments purchased	(2,002,136)
Decrease in payable to Adviser	(58,096)
Increase in accrued expenses and other liabilities	90,813

Net cash provided by operating activities	3,145,293

Cash Flows From Financing Activities
Advances from credit facility	12,300,000
Repayments on credit facility	(15,000,000)
Distributions paid to common shareholders	(23,190,885)

Net cash used in financing activities	(25,890,885)

Net change in cash	(22,745,592)
Cash beginning of period	30,797,296

Cash end of period	$8,051,704

Supplemental disclosure of cashflow information
Income taxes paid	$–
Interest paid	815,825

See accompanying Notes to Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	PERIOD FROM JANUARY 1, 2016 THROUGH JUNE 30, 2016	YEAR ENDED DECEMBER 31, 2015

Operations
Net investment income	$20,022,673	$39,220,735
Net realized loss on investments	(26,246,654)	(5,072,108)
Net unrealized appreciation (depreciation) on investments	43,312,513	(60,941,488)

Net increase (decrease) in net assets resulting from operations	37,088,532	(26,792,861)

Dividends to Common Stockholders
Net investment income	(18,623,713)	(44,022,967)

Total dividends to common stockholders	(18,623,713)	(44,022,967)

Total increase (decrease) in net assets	18,464,819	(70,815,828)

Net Assets
Beginning of period	370,418,301	441,234,129

End of period (including dividends in excess of net investment income of $1,878,903 and $2,125,852, respectively)	$388,883,120	$370,418,301

See accompanying Notes to Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS

(Unaudited)

	PERIOD FROM JANUARY 1, 2015 THROUGH JUNE 30, 2016		YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013	PERIOD FROM OCTOBER 26, 2012 (1) THROUGH DECEMBER 31, 2012

Per Common Share Data (2)
Net asset value, beginning of period	$18.47		$22.00	$25.24	$24.30	23.82	(3)
Income from investment operations:
Net investment income	0.94		1.90	2.12	2.05	0.18
Net realized and unrealized gains (losses) on investments	0.91		(3.23)	(2.76)	1.21	0.47

Total increase (decrease) from investment operations	1.85		(1.33)	(0.64)	3.26	0.65

Less dividends to common stockholders:
Net investment income	(0.93)		(2.20)	(2.56)	(2.01)	(0.17)
Net realized gain	–		–	(0.04)	(0.31)	–

Total dividends to common stockholders	(0.93)		(2.20)	(2.60)	(2.32)	(0.17)

Net asset value, end of period	$19.39		$18.47	$22.00	$25.24	$24.30

Per common share market value, end of period	$17.86		$16.49	$20.19	$23.12	$23.77

Total investment return based on net asset value (2)(4)	10.95%		(5.57)%	(2.25)%	14.48%	2.69%

Total investment return based on market value (2)(4)	14.47%		(8.13)%	(2.06)%	7.20%	(4.27)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$388,883		$370,418	$441,234	$506,197	$487,005
Ratio of expenses (before reductions and reimbursements) to average net assets (5)	2.10	%(6)	2.27%	2.20%	2.06%	1.85	%(6)
Ratio of expenses to average net assets	2.37	%(6)	–%	–%	–%	–	%(6)
Ratio of net investment income (before reductions and reimbursements) to average net assets (5)	11.19	%(6)	9.18%	8.47%	8.20%	4.70	%(6)
Ratio of net investment income to average net assets	10.93	%(6)	–%	–%	–%	–	%(6)
Portfolio turnover rate (2)	20.34%		38.13%	63.66%	60.87%	4.74%

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Net asset value at the beginning of the period reflects the deduction of the sales load and offering costs of $1.18 per share paid by the shareholder from the $25.00 offering price.
(4)	Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(5)	The Adviser has contractually waived a portion of its management and other fees equal to an annual rate of 0.275% of the Fund’s managed assets for a period of one year commencing on January 1, 2016.
(6)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income — 129.07%*:

Bank Loans§ — 17.28%*:

Aerospace and Defense — 0.39%*:
Swissport Investments+	6.25%	2/9/2022	1,400,000	$1,489,222	$1,530,072

Total Aerospace and Defense			1,400,000	1,489,222	1,530,072

Chemicals, Plastics and Rubber — 0.82%*:
Flint Group Holdings+	8.25	9/30/2022	3,451,145	3,435,940	3,175,054

Total Chemicals, Plastics and Rubber			3,451,145	3,435,940	3,175,054

Diversified/Conglomerate Manufacturing — 0.31%*:
TenCate+	5.25	1/27/2023	1,100,000	1,176,692	1,200,893

Total Diversified/Conglomerate Manufacturing			1,100,000	1,176,692	1,200,893

Diversified Natural Resources, Precious Metals and Minerals — 1.33%*:
Caraustar Industries Inc.	8.00	5/1/2019	5,215,261	5,226,102	5,191,375

Total Diversified Natural Resources, Precious Metals and Minerals			5,215,261	5,226,102	5,191,375

Electronics — 1.93%*:
Kronos, Inc.	9.75	4/30/2020	7,483,740	7,408,915	7,514,947

Total Electronics			7,483,740	7,408,915	7,514,947

Farming and Agriculture — 1.58%*:
Allflex Holdings, Inc.	8.00	7/19/2021	6,232,322	6,226,859	6,149,245

Total Farming and Agriculture			6,232,322	6,226,859	6,149,245

Finance — 0.52%*:
Cunningham Lindsey Group, Inc.	9.25	6/10/2020	5,504,015	5,510,065	2,036,486

Total Finance			5,504,015	5,510,065	2,036,486

Healthcare, Education and Childcare — 0.38%*:
Tecomet	5.75	12/5/2021	1,574,287	1,441,411	1,479,830

Total Healthcare, Education and Childcare			1,574,287	1,441,411	1,479,830

Leisure, Amusement, Motion Pictures and Entertainment — 0.96%*:
Endemol+	6.75	8/11/2021	3,607,592	3,458,665	2,947,692
Exterion Media+	7.00	3/30/2018	700,000	771,348	772,944

Total Leisure, Amusement, Motion Pictures and Entertainment			4,307,592	4,230,013	3,720,636

Mining, Steel, Iron and Non-Precious Metals — 1.23%*:
Boomerang Tube, LLC	15.00	8/1/2017	670,565	672,116	670,565
Boomerang Tube, LLC	20.00	2/1/2019	609,111	553,805	548,200
Boomerang Tube, LLC	17.50	2/1/2021	1,458,654	1,458,654	1,458,654

See accompanying Notes to Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Bank Loans (Continued)

Mining, Steel, Iron and Non-Precious Metals (Continued)
Boomerang Tube, LLC	15.65%	2/1/2019	1,774,652	$1,774,652	$1,774,652
Murray Energy Corp.	7.50	4/16/2020	445,609	434,553	323,066

Total Mining, Steel, Iron and Non-Precious Metals			4,958,591	4,893,780	4,775,137

Oil and Gas — 6.31%*:
Caelus Energy Alaska	8.75	4/15/2020	17,863,828	17,372,841	10,539,659
Fieldwood Energy LLC	8.38	9/30/2020	8,925,706	6,931,820	2,454,569
Fieldwood Energy LLC	8.13	9/30/2020	7,481,592	5,811,501	3,946,540
Fieldwood Energy LLC	7.65	9/30/2020	5,651,171	4,994,845	4,652,778
Jonah Energy LLC	7.50	5/12/2021	1,301,497	1,310,050	1,135,557
MD America Energy, LLC	9.50	7/2/2019	152,319	146,872	141,657
NFR Energy LLC>	10.00	12/31/2018	7,684,465	7,774,974	259,351
Templar Energy>	8.50	11/25/2020	5,580,408	5,447,238	1,395,102

Total Oil and Gas			54,640,986	49,790,141	24,525,213

Printing and Publishing — 0.83%*:
Springer+	9.00	8/14/2021	2,850,000	3,262,480	3,226,057

Total Printing and Publishing			2,850,000	3,262,480	3,226,057

Retail Store — 0.69%*:
FleetPride	5.25	11/19/2019	827,088	717,036	696,136
FleetPride	9.25	5/19/2020	3,000,000	2,957,421	1,980,000

Total Retail Store			3,827,088	3,674,457	2,676,136

Total Bank Loans			102,545,027	97,766,077	67,201,081

Corporate Bonds — 111.79%*:

Aerospace and Defense — 1.69%*:
CPI International Inc.#	8.75	2/15/2018	5,550,000	5,634,416	5,508,375
Swissport Investments+^	6.75	12/15/2021	950,000	1,040,150	1,080,624

Total Aerospace and Defense			6,500,000	6,674,566	6,588,999

Automobile — 9.79%*:
Accuride Corp#	9.50	8/1/2018	11,210,000	11,261,989	10,382,702
Allied Specialty Vehicles#^	8.50	11/1/2019	6,000,000	5,965,020	6,075,000
Gates Global LLC^	6.00	7/15/2022	4,740,000	4,182,787	4,147,500
International Automotive Components Group, S.A.#^	9.13	6/1/2018	8,125,000	8,194,681	8,125,000
J.B. Poindexter & Co. Inc.#^	9.00	4/1/2022	8,989,000	9,341,548	9,348,560

Total Automobile			39,064,000	38,946,025	38,078,762

Banking — 0.89%*:
Lock AS+^	7.00	8/15/2021	3,050,000	3,783,602	3,443,985

Total Banking			3,050,000	3,783,602	3,443,985

See accompanying Notes to Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Beverage, Food and Tobacco — 0.91%*:
Boparan Finance PLC+^	5.50%	7/15/2021	1,350,000	$1,946,326	$1,568,054
Carrols Corp.#	8.00	5/1/2022	709,000	731,627	763,947
Manitowoc Foodservice#^	9.50	2/15/2024	1,074,000	1,074,000	1,200,195

Total Beverage, Food and Tobacco			3,133,000	3,751,953	3,532,196

Broadcasting and Entertainment — 3.92%*:
Arqiva Finance#+^	9.50	3/31/2020	5,000,000	7,851,739	7,095,331
Dish DBS Corp.#^	7.75	7/1/2026	3,094,000	3,131,459	3,186,820
Entertainment One Ltd.+^	6.88	12/15/2022	850,000	1,282,422	1,136,547
RCN Cable#^	8.50	8/15/2020	3,733,000	3,831,578	3,826,325

Total Broadcasting and Entertainment			12,677,000	16,097,198	15,245,023

Buildings and Real Estate — 4.54%*:
Cemex S.A.B. de C.V.#+^	9.38	10/12/2022	5,000,000	5,176,331	5,500,000
Cemex S.A.B. de C.V.#+^	7.75	4/16/2026	602,000	601,916	631,558
Keystone Financing+^	9.50	10/15/2019	3,900,000	6,201,571	5,232,917
Lyon Williams Homes, Inc.#	8.50	11/15/2020	5,000,000	5,037,507	5,137,500
Paroc Group+^	6.25	5/15/2020	1,050,000	1,444,431	1,155,921

Total Buildings and Real Estate			15,552,000	18,461,756	17,657,896

Cargo Transport — 5.76%*:
Direct ChassisLink Inc.^	10.00	6/15/2023	3,010,000	3,010,000	3,115,350
Kenan Advantage Group, Inc.#^	7.88	7/31/2023	10,000,000	10,078,140	9,850,000
Moto Hospitality Limited+^	6.38	9/1/2020	2,400,000	3,584,497	3,258,916
World Flight Services, Inc.+^	9.50	7/15/2022	1,350,000	1,530,563	1,400,788
XPO Logistics, Inc.#^	6.50	6/15/2022	5,000,000	4,850,037	4,768,750

Total Cargo Transport			21,760,000	23,053,237	22,393,804

Chemicals, Plastics and Rubber — 13.72%*:
Associated Asphalt Partners LLC#^	8.50	2/15/2018	2,327,000	2,332,139	2,327,000
Chemours Co.#	7.00	5/15/2025	5,962,000	5,512,862	5,000,627
Consolidated Energy Finance S.A.#+^	6.75	10/15/2019	8,120,000	7,923,406	7,632,800
Cornerstone Chemical Co.#^	9.38	3/15/2018	4,725,000	4,794,536	4,630,500
CVR Partners LP#^	9.25	6/15/2023	5,913,000	5,818,085	6,016,477
Ineos+^	6.50	8/15/2018	2,200,000	2,514,622	2,471,979
LSB Industries, Inc.#	7.75	8/1/2019	5,669,000	5,440,904	5,647,741
Monitchem Holdco+^	5.25	6/15/2021	100,000	111,414	109,311
Omnova Solutions, Inc.#	7.88	11/1/2018	4,244,000	4,296,311	4,244,000
Pinnacle Operating Corp.#^	9.00	11/15/2020	2,635,000	2,640,702	2,213,400
Platform Specialty Products Corporation#^	10.38	5/1/2021	5,539,000	5,632,088	5,580,542
TPC Group, Inc.#^	8.75	12/15/2020	8,398,000	8,411,762	6,571,435
Trinseo^	6.38	5/1/2022	800,000	936,354	892,909

Total Chemicals, Plastics and Rubber			56,632,000	56,365,185	53,338,721

See accompanying Notes to Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Containers, Packaging and Glass — 6.20%*:
Bormioli+^	10.00%	8/1/2018	350,000	$393,737	$394,435
Coveris Holdings S.A.#^	7.88	11/1/2019	7,600,000	7,645,145	7,381,500
Horizon Holdings+^	7.25	8/1/2023	3,750,000	4,116,582	4,308,276
Multi Packaging Solutions, Inc.#^	8.50	8/15/2021	6,105,000	6,126,079	6,379,725
Onex Wizard Acquisition Co+^	7.75	2/15/2023	3,600,000	4,134,082	4,206,459
Signode Industrial#^	6.38	5/1/2022	1,500,000	1,444,528	1,434,375

Total Containers, Packaging and Glass			22,905,000	23,860,153	24,104,770

Diversified/Conglomerate Manufacturing — 3.58%*:
Appvion Inc.#^	9.00	6/1/2020	13,200,000	13,383,213	7,458,000
Carlisle Transportation Products#^	8.25	12/15/2019	3,950,000	4,027,583	3,476,000
StoneMor Partners L.P.#	7.88	6/1/2021	3,000,000	2,944,275	2,970,000

Total Diversified/Conglomerate Manufacturing			20,150,000	20,355,071	13,904,000

Diversified/Conglomerate Service — 1.39%*:
Carlson Travel Holdings Inc.#^	7.50	8/15/2019	2,690,000	2,719,579	2,568,950
Zachry Holdings Inc.#^	7.50	2/1/2020	2,875,000	2,817,957	2,846,250

Total Diversified/Conglomerate Service			5,565,000	5,537,536	5,415,200

Diversified Natural Resources, Precious Metals and Minerals — 0.19%*:
Lecta S.A.#+^	8.88	5/15/2019	630,000	821,226	720,190

Total Diversified Natural Resources, Precious Metals and Minerals			630,000	821,226	720,190

Electronics — 4.41%*:
ADT Corp/Protection One#^	9.25	5/15/2023	2,455,000	2,455,000	2,602,300
Dell Inc.^	7.13	6/15/2024	533,000	533,000	556,676
International Wire Group, Inc.#^	8.50	10/15/2017	8,086,000	8,142,749	8,005,140
Microsemi Corporation#^	9.13	4/15/2023	1,326,000	1,326,000	1,458,600
Western Digital Corporation#^	10.50	4/1/2024	4,224,000	4,354,901	4,519,680

Total Electronics			16,624,000	16,811,650	17,142,396

Finance — 7.20%*:
Arrow Global Finance PLC+^	4.75	5/1/2023	350,000	389,086	382,588
Cabot Financial#+^	10.38	10/1/2019	4,364,000	7,227,102	6,129,132
Galaxy Finco Ltd.+^	7.88	11/15/2021	3,900,000	6,351,736	5,088,063
GFKL Financial Services+^	8.50	11/1/2022	4,900,000	7,407,352	6,170,254
Marlin Financial+^	10.50	8/1/2020	1,850,000	2,929,086	2,659,851
National Financial Partners Corp.#^	9.00	7/15/2021	1,720,000	1,711,400	1,657,650
TMF Group Holding+^	9.88	12/1/2019	5,000,000	6,210,887	5,920,542

Total Finance			22,084,000	32,226,649	28,008,080

See accompanying Notes to Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Grocery — 0.66%*:
Post Holdings#^	8.00%	7/15/2025	1,232,000	$1,232,000	$1,365,980
Premier Foods Finance+^	6.50	3/15/2021	950,000	1,528,720	1,201,459

Total Grocery			2,182,000	2,760,720	2,567,439

Healthcare, Education and Childcare — 8.45%*:
Capsugel Holdings#^	7.00	5/15/2019	1,159,000	1,166,458	1,161,897
Cerba+^	8.25	2/1/2020	3,450,000	3,869,998	3,901,398
Cognita Financing+^	7.75	8/15/2021	2,200,000	3,435,055	2,969,826
ConvaTec Healthcare#^	10.50	12/15/2018	850,000	860,701	869,125
Kindred Healthcare, Inc.#	8.75	1/15/2023	5,699,000	5,757,772	5,624,229
Labco+^	6.25	7/1/2022	250,000	290,134	292,698
Regionalcare Hospital Partners, Inc.#^	8.25	5/1/2023	1,496,000	1,535,941	1,533,400
Tenet Healthcare Corporation#	8.13	4/1/2022	4,700,000	4,671,494	4,816,560
Unilabs+^	7.25	7/15/2018	2,600,000	3,575,471	2,836,311
Unilabs+^	8.50	7/15/2018	2,450,000	3,203,818	2,774,365
Valeant#^	6.13	4/15/2025	4,006,000	3,677,601	3,214,815
Valeant#+^	7.50	7/15/2021	3,260,000	3,260,000	2,874,912

Total Healthcare, Education and Childcare			32,120,000	35,304,443	32,869,536

Hotels, Motels, Inns and Gaming — 0.61%*:
Gala Group Finance#+^	8.88	9/1/2018	565,714	907,881	771,186
Travelodge+^	8.50	5/15/2023	1,250,000	1,830,318	1,604,580

Total Hotels, Motels, Inns and Gaming			1,815,714	2,738,199	2,375,766

Insurance — 0.67%*:
Onex York Acquisition Corp.#^	8.50	10/1/2022	3,524,000	3,524,000	2,598,950

Total Insurance			3,524,000	3,524,000	2,598,950

Leisure, Amusement, Motion Pictures and Entertainment — 4.51%*:
CPUK Finance Ltd+^	7.00	2/28/2042	4,100,000	6,142,756	5,594,606
Odeon & UCI Finco+^	9.00	8/1/2018	2,150,000	3,173,124	2,885,099
Perform Group+^	8.50	11/15/2020	900,000	1,344,830	1,084,308
Vue Cinimas+^	7.88	7/15/2020	3,650,000	5,854,374	4,968,416
Warner Music#^	6.75	4/15/2022	3,000,000	2,739,076	3,022,500

Total Leisure, Amusement, Motion Pictures and Entertainment			13,800,000	19,254,160	17,554,929

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) — 2.02%*:
Apex Tool Group LLC^	7.00	2/1/2021	1,896,000	1,666,610	1,635,300
Xerium Technologies#	8.88	6/15/2018	6,324,000	6,346,213	6,229,140

Total Machinery (Non-Agriculture, Non-Construct, Non-Electronic)			8,220,000	8,012,823	7,864,440

See accompanying Notes to Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Mining, Steel, Iron and Non-Precious Metals — 4.53%*:
Constellium Holdco B.V.#+^	7.88%	4/1/2021	2,474,000	$2,471,500	$2,551,312
Constellium Holdco B.V.#+^	7.00	1/15/2023	3,350,000	3,924,528	2,994,590
Freeport-McMoRan Inc.	3.55	3/1/2022	3,000,000	2,338,045	2,640,000
Hecla Mining Company#	6.88	5/1/2021	5,888,000	5,659,885	5,637,760
Kissner Milling Company Limited#^	7.25	6/1/2019	3,300,000	2,969,320	3,300,000
Zekelman Industries Inc.^	9.88	6/15/2023	489,000	489,000	493,890

Total Mining, Steel, Iron and Non-Precious Metals			18,501,000	17,852,278	17,617,552

Oil and Gas — 14.09%*:
Calumet Specialty Products#	7.63	1/15/2022	1,135,000	1,117,907	803,012
Calumet Specialty Products#	6.50	4/15/2021	6,000,000	5,937,852	4,290,000
CITGO Holding Inc.#^	10.75	2/15/2020	7,584,000	7,428,767	7,621,920
EP Energy	9.38	5/1/2020	9,000,000	4,999,395	6,367,500
Ferrellgas Partners LP#	8.63	6/15/2020	7,635,000	7,546,460	7,635,000
Jupiter Resources Inc.#+^	8.50	10/1/2022	5,025,000	4,791,883	3,605,437
Kosmos Energy Ltd.#+^	7.88	8/1/2021	5,070,000	4,663,416	4,892,550
Kosmos Energy Ltd.#^	7.88	8/1/2021	1,085,000	1,011,698	1,047,025
Pbf Holding Company LLC#	8.25	2/15/2020	6,000,000	6,170,440	6,225,000
Pbf Logistics LP#	6.88	5/15/2023	1,117,000	1,117,000	1,094,660
SM Energy Company	5.63	6/1/2025	4,000,000	2,713,098	3,440,000
Topaz Marine SA#+^	8.63	11/1/2018	6,877,000	6,902,976	6,478,547
Welltec#+^	8.00	2/1/2019	1,387,000	1,348,593	1,288,176

Total Oil and Gas			61,915,000	55,749,485	54,788,827

Printing and Publishing — 2.16%*:
Cimpress N.V.#^	7.00	4/1/2022	1,560,000	1,560,000	1,544,400
McGraw-Hill Education#^	8.50	8/1/2019	6,794,000	6,807,180	6,861,940

Total Printing and Publishing			8,354,000	8,367,180	8,406,340

Retail Store — 3.02%*:
Boing Group Finance+^	6.63	7/15/2019	3,050,000	4,163,755	3,103,818
Brighthouse Group PLC#+^	7.88	5/15/2018	2,000,000	3,111,098	2,393,999
HSS Financing PLC+^	6.75	8/1/2019	816,000	1,240,099	1,058,061
Takko Fashion+^	9.88	4/15/2019	2,300,000	3,045,451	1,448,507
Travelex+^	8.00	8/1/2018	2,800,000	4,343,244	3,753,611

Total Retail Store			10,966,000	15,903,647	11,757,996

Telecommunications — 6.28%*:
Altice S.A.#+^	7.75	5/15/2022	3,240,000	3,240,000	3,272,400
Altice S.A.#+^	7.50	5/15/2026	1,622,000	1,622,000	1,589,560
BiSoho S.A.S.+^	5.88	5/1/2023	350,000	399,804	398,114
Digicel Limited+^	6.00	4/15/2021	4,000,000	3,457,500	3,428,800
Eircom+^	4.50	5/31/2022	600,000	681,447	657,398
Entercom Communications Corporation#	10.50	12/1/2019	3,500,000	3,618,377	3,692,500

See accompanying Notes to Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Telecommunications (Continued)
Frontier Communications#	10.50%	9/15/2022	1,406,000	$1,406,000	$1,487,724
Numericable-SFR#+^	7.38	5/1/2026	1,933,000	1,933,000	1,911,254
UPC Broadband+^	6.75	3/15/2023	150,000	159,028	164,516
Wind Acquisition+^	7.00	4/23/2021	550,000	758,861	595,106
Wind Acquisition#+^	7.38	4/23/2021	4,995,000	4,612,445	4,757,738
Ziggo+^	7.13	5/15/2024	2,000,000	2,392,870	2,447,009

Total Telecommunications			24,346,000	24,281,332	24,402,119

Textiles & Leather — 0.60%*:
Perry Ellis International Inc#	7.88	4/1/2019	2,334,000	2,382,537	2,334,000

Total Textiles & Leather			2,334,000	2,382,537	2,334,000

Total Corporate Bonds			434,403,714	462,876,611	434,711,916

Total Fixed Income			536,948,741	560,642,688	501,912,997

Other assets and liabilities — (29.07)%					(113,029,877)

Net Assets — 100%					$388,883,120

‡	The effective interest rates are based on settled commitment amount.
*	Calculated as a percentage of net assets applicable to common shareholders.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2016. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
+	Foreign security.
>	Defaulted security.
#	All or a portion of the security is segregated as collateral for the credit facility. See Note 8 to the financial statements for further disclosure.
^	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016 (Unaudited)

Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and accrued income as of June 30, 2016.

United States	64.7%
United Kingdom	12.9%
France	4.2%
Germany	2.8%
Netherlands	2.5%
Switzerland	1.9%
Trinidad and Tobago	1.5%
Canada	1.3%
United Arab Emirates	1.3%
Mexico	1.2%
Italy	1.1%
Sweden	1.1%
Ghana	1.0%
(Individually less than 1%)	2.5%

100.0%

Forward Foreign Exchange Contracts at June 30, 2016 (Unaudited)

COUNTERPARTY	CURRENCY	CONTRACT TYPE	DELIVERY DATE	VALUE	AGGREGATE FACE VALUE	UNREALIZED APPRECIATION/ (DEPRECIATION)
J.P. Morgan
	British pounds	Buy	7/15/2016	$1,843,810	$1,833,122	$(10,688)
	British pounds	Sell	7/15/2016	(78,794,121)	(72,256,730)	6,537,391
	Euros	Buy	7/15/2016	1,449,988	1,413,056	(36,932)
	Euros	Sell	7/15/2016	(58,304,989)	(56,712,135)	1,592,854
	U.S. Dollars	Buy	7/15/2016	137,099,110	137,099,110	–
	U.S. Dollars	Sell	7/15/2016	(3,293,798)	(3,293,798)	–

				–	8,082,625	8,082,625

Morgan Stanley
	British pounds	Buy	7/1/2016	$1,421,649	$1,402,816	$(18,833)
	British pounds	Buy	7/15/2016	3,432,113	3,318,328	(113,785)
	British pounds	Sell	7/15/2016	(1,421,737)	(1,402,966)	18,771
	Euros	Buy	7/15/2016	55,362	55,100	(262)
	Euros	Sell	7/15/2016	(2,588,554)	(2,543,345)	45,209
	Swiss francs	Sell	7/15/2016	(179,093)	(175,763)	3,330
	U.S. Dollars	Buy	7/15/2016	4,189,384	4,189,384	–
	U.S. Dollars	Sell	7/1/2016	(1,421,649)	(1,421,649)	–
	U.S. Dollars	Sell	7/15/2016	(3,487,475)	(3,487,475)	–

				–	(65,570)	(65,570)

				–	8,017,055	8,017,055

See accompanying Notes to Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2016 (Unaudited)

1.	Organization

Babson Capital Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011, and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Babson Capital Management LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

Babson Capital Global Advisors Limited (“Sub-Adviser”), an indirect wholly-owned subsidiary of the Adviser will serve as a sub-adviser with respect to the Fund’s European investments.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”) or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Fund’s investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Fund’s Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Fund’s NAV calculation. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is pricing their shares.

The Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

A Valuation Committee, made up of officers of the Fund and employees of the Adviser, is responsible for determining, in accordance with the Funds’ valuation policies and procedures approved by the Board: (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker quotations provided by an established market maker for that security (i.e. broker quotes) to value the security if the Adviser has experience obtaining quotations from the

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016 (Unaudited)

market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform it obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised is determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016 (Unaudited)

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund’s investments:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Fixed Income:
Bank Loans	$–	$55,864,980	$11,336,101	$67,201,081
Bonds	–	434,711,916	–	434,711,916

Total Fixed Income	$–	$490,576,896	$11,336,101	$501,912,997

Derivative Securities:
Foreign Exchange Contracts:	$–	$8,197,555	$–	$8,197,555

Total Derivative Securities	–	8,197,555	–	8,197,555

Total Assets	$–	$498,774,451	$11,336,101	$510,110,552

Liabilities:
Foreign Exchange Contracts	$–	$180,500	$–	$180,500

Total Liabilities:	$–	$180,500	$–	$180,500

As of the period ended June 30, 2016, certain securities were transferred from one Level (as of December 31, 2015) to another. Based on beginning of period market values as of December 31, 2015, approximately $7,735,917 was transferred to Level 3 from Level 2 as a result of infrequent trading and limited reliable market prices. Valuation has been based on management and market assumptions or expectations.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2016.

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2016	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Second Lien Term Loans

Boomerang Tube, LLC	$670,565	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $36 million.

Boomerang Tube, LLC	$548,200	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $36 million.

Boomerang Tube, LLC	$1,458,654	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $36 million.

Boomerang Tube, LLC	$1,774,652	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $36 million.

Cunningham Lindsey Group, Inc.	$2,036,486	Broker Quote	$37.00; pricing source depth of 1.

MD America Energy, LLC	$141,657	Broker Quote	$93.00; pricing source depth of 1.

Springer	$3,226,057	Broker Quote	$113.20; pricing source depth of 1.

Tecomet	$1,479,830	Broker Quote	$94.00; pricing source depth of 1.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016 (Unaudited)

Boomerang Tube, LLC restructured its debt securities on February 2, 2016. The Fund subsequently received new debt securities, all of which are considered Level 3.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	BALANCE AT 12.31.15	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	PURCHASES	SALES	ACCRETION OF DISCOUNT	REALIZED GAIN LOSS	CHANGE IN UNREALIZED	BALANCE AT 06.30.16	CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION FROM INVESTMENTS HELD AS OF JUNE 30, 2016

Fixed Income
Bank Loan	$9,628,816	$7,735,917	$(772,944)	$1,443,829	$(9,621,627)	$109,494	$(142,542)	$2,955,158	$11,336,101	$2,955,158

B.	Cash and Cash Equivalents

Cash and cash equivalents consist principally of short term investments that are readily convertible into cash and have original maturities of three months or less. At June 30, 2016, all cash and cash equivalents are held by U.S. Bank, N.A.

C.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

D.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

F.	Dividends and Distributions

The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016 (Unaudited)

reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G.	Derivative Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund transacted in and currently holds forward foreign exchange contracts to hedge against changes in the value of foreign currencies. The Fund entered into forward foreign exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward foreign exchange contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Fund is also subject to credit risk with respect to the counterparties to the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counter party risk to the Fund is limited to the net unrealized gain, in any, on the contract.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund recognized an asset on the Statement of Assets and Liabilities as a result of forward foreign exchange contracts with Morgan Stanley and J.P. Morgan. The Fund’s policy is to recognize an asset equal to the net value of all forward foreign exchange contracts with an unrealized gain and a liability equal to the net value of all forward foreign exchange contracts with an unrealized loss. The Fund has recognized an asset of $8,197,555 in net unrealized appreciation and a liability of $180,500 in net unrealized depreciation on forward foreign exchange contracts. Outstanding forward foreign exchange contracts as of June 30, 2016 are indicative of the volume of activity during the period.

For the period from January 1, 2016 through June 30, 2016, the Fund’s direct investment in derivatives consisted of forward foreign exchange contracts.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of June 30, 2016. These derivatives are presented in the Schedule of Investments.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016 (Unaudited)

Fair values of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Derivatives
Forward Foreign Exchange Contracts	Unrealized Appreciation	$8,197,555

Total Asset Derivatives		$8,197,555

Liability Derivatives
Forward Foreign Exchange Contracts	Unrealized Depreciation	$180,500

Total Liability Derivatives		$180,500

The effect of derivative instruments on the Statement of Operations for the period from January 1, 2016 through June 30, 2016:

Amount of Realized Gain/(Loss) on Derivatives

FORWARD FOREIGN EXCHANGE CONTRACTS
Derivatives
Forward Foreign Exchange Contracts	$633,846

Total	$633,846

Change in Unrealized Appreciation/(Depreciation) on Derivatives

FORWARD FOREIGN EXCHANGE CONTRACTS
Derivatives
Forward Foreign Exchange Contracts	$6,452,158

Total	$6,452,158

H.	Offsetting of Financial and Derivative Assets and Liabilities

The following is a summary by counterparty of the fair value of derivative investments subject to Master Netting Agreements and collateral pledged (received), if any, as of June 30, 2016.

	J.P. MORGAN	MORGAN STANLEY
Assets:
Forward foreign exchange contracts	$8,130,245	$67,310

Total Assets	$8,130,245	$67,310

Liabilities:
Forward foreign exchange contracts	$47,620	$132,880

Total Liabilities	$47,620	$132,880

Net Exposure	$8,082,625	$(65,570)

I.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

J.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

K.	Counterparty Risk

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016 (Unaudited)

their obligations. The Adviser monitors the financial stability of the Fund’s counterparties.

3.	Advisory Fee

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser, a related party. Pursuant to the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 1.00% of the Fund’s average daily managed assets during such month. Managed assets are the total assets of the Fund, which include any assets attributable to leverage such as assets attributable to reverse repurchase agreements, or bank loans, minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage).

Babson Capital has contractually waived a portion of its management and other fees equal to an annual rate of 0.275% of the Fund’s managed assets for a period of one year commencing on January 1, 2016. Such waived fees are not subject to recoupment from the Fund. Babson Capital may not discontinue this waiver prior to December 31, 2016 without the approval of the Fund’s Board of Trustees.

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund, as allocated from time to time to the Sub-Adviser by a global allocation investment committee composed of representatives of the Adviser and Sub-Adviser. The Adviser (not the Fund) will pay a portion of the fees it receives to the Sub-Adviser in return for its services.

4.	Administrator Fee

The Fund has engaged U.S. Bancorp Fund Services, LLC (“US Bank”) to serve as the Fund’s administrator, fund accountant, and transfer agent. The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. From January 1, 2015 through October 24, 2015, the Fund agreed to pay US Bank a fee payable at the end of each calendar month, at an annual rate of 0.30% of the Fund’s average daily managed assets. Beginning October 25, 2015, the Fund has agreed to pay US Bank a fee payable at the end of each calendar month, at an annual rate of 0.075% of the Fund’s average daily managed assets.

5.	Income Taxes

It is the Fund’s intention to qualify as a RIC under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax year ended in 2015, as noted below, was as follows:

ORDINARY INCOME	NET LONG TERM CAPITAL GAINS	TOTAL DISTRIBUTIONS PAID
$44,022,967	$–	$44,022,967

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. On December 31, 2015, undistributed net investment income was increased $1,152,011 and accumulated net realized gain was decreased $1,152,011. This reclassification has no effect on the net assets of the Fund.

The following information is provided on a tax basis as of December 31, 2015:

Cost of investments	$570,323,681

Unrealized appreciation	2,703,752
Unrealized depreciation	(98,329,137)

Net unrealized appreciation (depreciation)	(95,625,385)
Undistributed ordinary income	–
Undistributed long term gains	–

Distributable earnings	–
Other accumulated gain/(loss)	(11,821,352)

Total accumulated gain/(loss)	(107,446,737)

The capital loss carryforward is available to offset future taxable income. The Fund has the following capital loss amounts:

FISCAL YEAR ENDED CAPITAL LOSS	AMOUNT	EXPIRATION
December 31, 2014	$2,702,651	Unlimited
December 31, 2015	9,635,805	Unlimited

Total	$12,338,456

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016 (Unaudited)

has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

At December 31, 2015, the Fund deferred, on a tax basis, late-year December losses of $2,125,852.

6.	Investment Transactions

For the period from January 1, 2016 through June 30, 2016, the Fund purchased (at cost) and sold securities in the amount of $113,448,816 and $97,331,861 (excluding short term debt securities), respectively.

7.	Credit Facility

On November 8, 2012, the Fund entered into a $200,000,000 credit facility with BNP Paribas Prime Brokerage International, Ltd. The credit facility previously had a variable annual interest rate equal to three-month LIBOR plus 0.90 percent. On January 6, 2014 the Fund entered an amended agreement with a variable annual interest rate of three-month LIBOR plus .80 percent. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.65 percent.

Changes to the credit facility’s capacity for the period from January 1, 2016 through June 30, 2016 were as follows:

DATE OF CHANGE	PREVIOUS CAPACITY	NEW CAPACITY
Capacity at January 1, 2016:		$133,500,000
January 6, 2016	$133,500,000	$123,500,000
January 20, 2016	$123,500,000	$118,500,000
March 21, 2016	$118,500,000	$120,500,000
April 29, 2016	$120,500,000	$127,200,000
May 19, 2016	$127,200,000	$129,400,000
June 14, 2016	$129,400,000	$130,800,000
Capacity at June 30, 2016:		$130,800,000

The average principal balance and interest rate for the period during which the credit facility was utilized for the period from January 1, 2016 through June 30, 2016 was approximately $123,400,000 and 1.43 percent, respectively. At June 30, 2016, the principal balance outstanding was $130,800,000 at an interest rate of 1.45 percent.

8.	Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives additional income that is netted against the interest charged on the outstanding credit facility balance. For the period from January 1, 2016 through June 30, 2016, the total amount of income netted against the interest expense is $77,560.

9.	Common Stock

The Fund has unlimited shares authorized and 20,057,849 shares outstanding at December 31, 2015 and June 30, 2016.

10.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the period from January 1, 2016 through June 30, 2016, the Fund paid its Trustees aggregate remuneration of $60,803. During the year, the Fund did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund. The Fund classifies Mr. Finke as an interested person of the Fund.

All of the Fund’s officers are employees of the Adviser. Pursuant to the Agreement the Fund does not compensate its officers who are employees of the Adviser (except for the Chief Compliance Officer of the Fund unless assumed by the Adviser). For the period from January 1, 2016 through June 30, 2016, the Adviser paid the compensation of the Chief Compliance Officer of the Fund.

The Fund did not make any payments to the Adviser for the year ended December 31, 2015, other than the amounts payable to the Adviser pursuant to the Agreement.

11.	Subsequent Events

The Fund has evaluated the possibility of subsequent events existing in this report through the date that the financial statements were issued. On July 1, 2016, the

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016 (Unaudited)

dividend payable of $3,076,874 was paid to common shareholders. The dividend amount consisted of net investment income.

In addition, as of June 30, 2016, the borrowing capacity on the current note payable was $130,800,000. On July 15, 2016, the note was withdrawn upon and borrowing capacity was increased to $132,800,000.

In addition, on July 18, 2016, Deloitte & Touche was selected as the Fund’s independent registered public accounting firm. The Fund’s selection of Deloitte & Touche as its independent registered public accounting firm was recommended by the Fund’s audit committee and was approved by the Board.

KPMG was the independent registered public accounting firm for the Fund. The reports of the financial statements audited by KPMG for the Fund each year in the four-year period ended December 31, 2015 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing score or procedures, which disagreements, if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements in such years.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

FUND DIVIDEND REINVESTMENT PLAN

INDEPENDENT TRUSTEES

Rodney J. Dillman

Chairman, Trustee

Dr. Bernard A. Harris, Jr.

Trustee

Thomas W. Okel

Trustee

Martin A. Sumichrast

Trustee

Thomas W. Bunn

Trustee

OFFICERS

Russell Morrison

President

Carlene Pollock

Chief Financial Officer

Andrew Lennon

Treasurer

Michael Freno

Vice President

Sean Feeley

Vice President

Scott Roth

Vice President

Melissa LaGrant

Chief Compliance Officer

Janice Bishop

Secretary/Chief Legal Officer

Michele Manha

Assistant Secretary

The Fund offers a Dividend Reinvestment Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional common shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, as Plan Agent, unless a shareholder elects to receive cash instead. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or shares, the Plan Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value per Fund share is equal to or less than the market price per Fund share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the dollar amount of the cash dividend by the net asset value per Fund share as of the dividend payment date or, if greater than the net asset value per Fund share, 95% of the closing share price on the payment date. Generally, if the net asset value per Fund share is greater than the market price per Fund share plus estimated brokerage commissions as of the dividend payment date, the Plan Agent will endeavor to buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in shares of the Fund will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Fund shares; however, all participants pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There is no direct service charge to participants in the Plan, though the Fund reserves the right to amend the Plan to include a service charge payable by participants.

Additional information about the Plan may be obtained from, and any questions regarding the Plan should be addressed to, U.S. Bancorp Fund Services, Plan Agent for Babson Capital Global Short Duration High Yield Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 52301.

Babson Capital Global Short Duration High Yield Fund 2016 Semi-Annual Report

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BABSON CAPITAL MANAGEMENT LLC AND ITS AFFILIATES;

BABSON CAPITAL SECURITIES LLC;

BABSON CAPITAL MANAGEMENT (AUSTRALIA) PTY LTD.

BABSON CAPITAL MANAGEMENT (JAPAN) KK;

BABSON CAPITAL CORNERSTONE ASIA LIMITED;

BABSON CAPITAL FUNDS TRUST;

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND;

BABSON CAPITAL CORPORATE INVESTORS AND BABSON CAPITAL PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, “BABSON CAPITAL”).

When you use Babson Capital you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

■	Applications or other forms, interviews, or by other means;

■	Consumer or other reporting agencies, government agencies, employers or others;

■	Your transactions with us, our affiliates, or others; and

■	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Babson Capital. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Babson Capital, the Funds and Babson Capital Securities LLC. It applies to all Babson Capital and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Babson Capital. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Babson Capital.

Babson Capital Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

May 2016

    Babson Capital Global Short Duration High Yield Fund

Item 2. Code of Ethics.

Not applicable for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual filing.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

The Registrant has posted its Code of Ethics on its website at www.babsoncapital.com/bgh.

Not applicable for this filing.

(a)	(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Filed herewith for President.

Filed herewith for Chief Financial Officer.

(a)	(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Filed herewith.

(b)	SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Babson Capital Global Short Duration High Yield Fund

By (Signature and Title)	/s/ Russell D. Morrison, President
Russell D. Morrison, President

Date	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Russell D. Morrison, President
Russell D. Morrison, President

Date	September 8, 2016

By (Signature and Title)	/s/ Carlene Pollock, Chief Financial Officer
Carlene Pollock, Chief Financial Officer

Date	September 8, 2016